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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 12, 2002
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
                            ------------------------
                            (Commission File Number)

                    8301 MARYLAND AVENUE, ST. LOUIS, MISSOURI
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                    112250305
                        ---------------------------------
                        (IRS Employer Identification No.)

                                      63105
                                   ----------
                                   (Zip Code)

                                 (314) 290-2000
               ---------------------------------------------------
               (Registrant's Telephone Number Including Area Code)

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Item 4. Changes in Registrant's Certifying Accountant

On June 12, 2002, the Board of Directors of the Registrant, upon recommendation of its audit committee, engaged Rubin, Brown, Gornstein & Co. LLP ("RBG"), independent accountants, as the principal accountant to audit the Registrant's financial statements for fiscal year 2002. The Board of Directors decided not to reengage Arthur Andersen LLP ("Arthur Andersen") for fiscal year 2002. Arthur Andersen audited the Registrant's financial statements for fiscal years 2000 and 2001, and served as the Registrant's principal accountant since 1999.

In connection with its audit for fiscal years 2000 and 2001, and during the subsequent interim period preceding the engagement of RBG, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Arthur Andersen's report on the financial statements for fiscal years 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the last two fiscal years, and during the subsequent interim period preceding the engagement of RBG, Arthur Andersen did not advise, and has not indicated to the Registrant that it had reason to advise, the Registrant of any reportable event, as defined in Item 304(a) of Regulation S-K of the Exchange Act.

The Registrant has provided Arthur Andersen a copy of the foregoing disclosures.

Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Arthur Andersen's letter, dated June 12, 2002, stating its agreement with the foregoing disclosures.

During the last two fiscal years, and during the subsequent interim period preceding the engagement of RBG, the Registrant had not consulted RBG regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or any other matter that would be required to be reported in this Current Report on Form 8-K.

The Registrant has greatly valued the professional services provided by Arthur Andersen since 1999.

Item 7. Financial Statements and Exhibits.

         c.       Exhibits. The following documents are filed as Exhibits.

Exhibit No.   Exhibit

16.1 Arthur Andersen's letter, dated June 12, 2002, stating its agreement with the disclosures in this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUPPER PARKER COMMUNICATIONS, INCORPORATED

Dated: June 12, 2002

By: /s/ John J. Rezich

John J. Rezich
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER        EXHIBIT
-------       -------

16.1 Arthur Andersen's letter, dated June 12, 2002, stating its agreement with the disclosures in this Current Report on Form 8-K.